[Logo] M F S (R)
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(R)

                               [Graphic Omitted]

                         MFS(R) NEW
                         DISCOVERY FUND

                         ANNUAL REPORT o AUGUST 31, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary ....................................................... 10
Portfolio of Investments .................................................. 14
Financial Statements ...................................................... 21
Notes to Financial Statements ............................................. 28
Independent Auditors' Report .............................................. 34
Trustees and Officers ..................................................... 37

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
If you've been reading our fund reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- make us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flows, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include
    o  face-to-face contact with senior management as well as front-line workers
    o  analysis of the company's financial statements and balance sheets
    o  contact with the company's current and potential customers
    o  contact with the company's competitors
    o our own forecasts of the company's future market share, cash flows, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes each manager will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in it's January 10, 2000 issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people tend to stick around -- the average MFS tenure of our portfolio managers is 11 years, with over 16 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 35 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance, by finding opportunities before they are generally recognized by the market and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames
     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

September 15, 2000

A prospectus containing more complete information on any MFS product, including all charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Brian E. Stack]
    Brian E. Stack

For the 12 months ended August 31, 2000, Class A shares of the fund provided a total return of 76.63%, Class B shares 75.50%, Class C shares 75.57%, and Class I shares 77.22%. These returns include the reinvestment of any distributions but exclude the effects of any sales charges and compare to a 27.15% return over the same period for the fund's benchmark, the Russell 2000 Total Return Index (the Russell 2000), an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks that are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ. During the same period, the average small cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 66.23%.

Q.  TO WHAT DO YOU ATTRIBUTE THE PORTFOLIO'S STRONG PERFORMANCE OVER THE PERIOD?

A. The major contributor to performance was strong individual stock selection, particularly in the technology, health care, and energy sectors. In our view, technology continues to be the biggest long-term growth phenomenon in the market, driven by the networking of both the home and the workplace and the use of technology to increase productivity. In particular, we have found opportunities in select companies in the areas of networking hardware, software, and components.

    We feel a key to stock selection is distinguishing between companies with truly defensible long-term businesses and those that turn out to be flashes in the pan; that is where we think our Original Research(SM) process gives us an edge. Recently, we had several instances in which large companies apparently agreed with our technology stock picks, because they took over companies that we held -- at a significant premium to our purchase price. Network Solutions, the worldwide registrar for Internet domain names, was acquired by VeriSign; semiconductor manufacturer Burr-Brown by Texas Instruments; and, as the period ended, integrated circuit manufacturer MMC Networks was in the process of being acquired by Applied Micro Circuits.

Q.  COULD YOU EXPLAIN HOW ORIGINAL RESEARCH HELPED UNCOVER THESE OPPORTUNITIES?

A. MMC Networks provides a good illustration of our research process. In that case our research involved a combination of intelligence gathered at trade shows, conversations with other companies that said they were likely to increase their business with MMC, and careful analysis of what we believe MMC's stock might be worth over a three- to four-year timeframe.

    MMC is a provider of integrated circuits used in computer networking. About a year ago its stock suffered badly when quarterly earnings came in below expectations. But our research allowed us to see that the company was, in fact, strengthening its business with Cisco Systems, its number-one customer. Our analysts felt that MMC was moving into an area of networking where product life cycles have historically been longer and profit margins have been larger; as a result, we believed their business model would be considerably strengthened over the next year or two. So we accumulated a significant position in the stock at a time when it was out of favor with the market. Subsequently, MMC put their short-term problems behind them and posted strong earnings before receiving a buyout offer this past summer.

Q. YOU MENTIONED THAT HEALTH CARE AND ENERGY STOCKS WERE ALSO IMPORTANT CONTRIBUTORS TO PERFORMANCE. COULD YOU ELABORATE ON THAT?

A. In the health care sector, our two big performers were IMPATH, a health care services company that focuses on clinical information about cancer, and Caremark Rx, our top holding. Caremark is a company in the pharmacy benefit management (PBM) business that until recently was relatively unknown. It manages drug benefits for HMOs and employers, addressing an urgent need to contain prescription drug inflation.

    When we began looking at the company, we concluded that Caremark was the second-largest independent PBM, the fastest growing in terms of revenue, and the leader in profit margins. Most importantly, we discovered two assets that we felt had been ignored by the market and were not reflected in Caremark's stock price. In addition to the PBM business, Caremark has a division that does chronic disease management. The company also has a net operating loss from a predecessor business, which is a tax loss that can be applied against future profits. We calculated that these two components of Caremark alone were worth the entire stock price at the time we began buying Caremark shares, meaning in essence that at the existing price we were getting the thriving PBM business for free. The portfolio acquired a strong position in Caremark, which has already appreciated considerably this year. Based on our projections of future business, we believe the company has the potential to achieve more visibility in the market and to continue to do quite well.

    In regard to the energy sector, we built positions in a variety of natural gas and offshore oil drilling companies in late 1999 and early 2000, when these companies were out of favor due to low energy prices. As energy prices exploded this year, these companies have performed strongly.

Q.  HOW DID YOU DEAL WITH THE MARKET TURBULENCE THIS PAST SPRING?

A. Part of our approach is that we don't view a turbulent market as being our enemy. When we have conviction about a stock, we generally don't sell it simply because the price is down. To the extent that we do have conviction, we're more inclined to use a correction as an opportunity to accumulate more stock in a company if we believe its stock is being sold down for no good fundamental reason.

    We also used this recent correction to initiate positions in quality companies that we didn't own a year ago because we felt their valuations were overly high. This spring's market turbulence brought their stock prices down to where we felt there were opportunities for strong returns.

Q. HOW HAS THE MARKET ENVIRONMENT CHANGED RECENTLY, AND WHERE DO YOU EXPECT THE OPPORTUNITIES TO BE GOING FORWARD?

A. As opposed to last year, the market today seems much less inclined to reward companies that have a big story to tell but not necessarily any prognosis for near-term earnings. The market has typically rewarded companies that have sound fundamentals -- such as cash flow and earnings growth, increasing market share, and strong management -- and have sold at reasonable valuations relative to earnings. This is in contrast to 1999, when we watched a lot of companies rise to valuations that we didn't think in our wildest dreams could be supported. We believe today's market environment plays to our strength as research-based, bottom-up investors who look for stocks offering growth at a reasonable price.

    Looking at specific areas of the market, we think technology and energy will continue to be areas of opportunity. We believe demand for crude oil and natural gas is strong enough that oil drilling and exploration and production companies could continue to do well even if commodity prices drop moderately.

    A third area of opportunity, we believe, is business services companies. These are firms that use computing and communications tools to deliver an intangible service. SmartForce, for example, is a company that provides Internet-based training for computer professionals who need to learn about the newest hardware and software. What we like about these companies is that they have tended to enjoy many of the positive characteristics of technology companies, such as high growth rates, but also have tended to have more predictable revenues. In addition, they have benefited directly from the declining cost of technology because that has reduced their cost of doing business.

    /s/ Brian E. Stack
        Brian E. Stack
        Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Note to shareholders: Effective April 14, 2000, the fund is no longer for sale to new shareholders, except for participants making contributions through retirement or college savings plans qualified under sections 401(a) or 403(b), or 529 of the Internal Revenue Code of 1986, as amended. Shares of the fund will continue to be available for sale to current shareholders of the fund.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

BRIAN E. STACK IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF THE SMALL CAP GROWTH PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND INSTITUTIONAL ACCOUNTS.

BRIAN JOINED MFS IN 1993 AS A RESEARCH ANALYST FOLLOWING THE CHEMICAL, HOSPITAL MANAGEMENT, HEALTH MAINTENANCE ORGANIZATIONS, MEDICAL SERVICES, AND BUSINESS SERVICES INDUSTRIES. HE WAS NAMED PORTFOLIO MANAGER IN 1996 AND SENIOR VICE PRESIDENT IN 1999. PRIOR TO JOINING MFS, HE HAD WORKED AS AN EQUITY ANALYST SINCE 1987. HE IS A GRADUATE OF BOSTON COLLEGE AND HAS AN M.B.A. DEGREE FROM THE UNIVERSITY OF VIRGINIA.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:                SEEKS CAPITAL APPRECIATION.

COMMENCEMENT OF
INVESTMENT OPERATIONS:    JANUARY 2, 1997

CLASS INCEPTION:          CLASS A  JANUARY 2, 1997
                          CLASS B  NOVEMBER 3, 1997
                          CLASS C  NOVEMBER 3, 1997
                          CLASS I  JANUARY 2, 1997

SIZE:                     $1.6 BILLION NET ASSETS AS OF AUGUST 31, 2000

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, January 2, 1997, through August 31, 2000. Index information is from January 1, 1997.)

                MFS New         Russell 2000
             Discovery Fund     Total Return
               - Class A           Index
--------------------------------------------------------------------------------
1/97           $ 9,425           $10,000
8/97            12,318             9,509
8/98            11,718            12,205
8/99            16,222            15,520
8/00            28,653            18,079


TOTAL RATES OF RETURN THROUGH AUGUST 31, 2000

CLASS A
                                                                 1 Year       3 Years           Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                  +76.63%      +132.60%        +204.01%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge              +76.63%      + 32.50%        + 35.50%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge              +66.47%      + 29.91%        + 33.32%
-------------------------------------------------------------------------------------------------------

CLASS B
                                                                 1 Year       3 Years           Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                  +75.50%      +128.58%        +198.75%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge              +75.50%      + 31.73%        + 34.85%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge              +71.50%      + 31.15%        + 34.48%
-------------------------------------------------------------------------------------------------------

CLASS C
                                                                 1 Year       3 Years           Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                  +75.57%      +128.82%        +199.07%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge              +75.57%      + 31.78%        + 34.89%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge              +74.57%      + 31.78%        + 34.89%
-------------------------------------------------------------------------------------------------------

CLASS I
                                                                 1 Year       3 Years           Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                  +77.22%      +135.35%        +207.84%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge              +77.22%      + 33.02%        + 35.96%
-------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                                 1 Year       3 Years           Life*
-------------------------------------------------------------------------------------------------------
Average small cap growth fund+                                  +66.23%      + 24.23%        + 23.66%
-------------------------------------------------------------------------------------------------------
Russell 2000 Total Return Index#                                +27.15%      +  9.57%        + 12.73%
-------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, January 2, 1997, through
    August 31, 2000. Index information is from January  1, 1997.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Shares Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B and C share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RECENT RETURNS WERE PRIMARILY ACHIEVED DURING FAVORABLE MARKET CONDITIONS, WHICH MAY NOT BE REPEATED. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investing in small or emerging growth companies involves greater risk than is customarily associated with more-established companies. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 2000

FIVE LARGEST STOCK SECTORS

TECHNOLOGY                         41.9%
SPECIAL PRODUCTS & SERVICES        16.5%
HEALTH CARE                        15.7%
ENERGY                             11.8%
UTILITIES & COMMUNICATIONS          3.9%

TOP 10 STOCK HOLDINGS

CAREMARK RX, INC.  4.4%                  NOBLE DRILLING CORP.  1.7%
Health care cost-containment company     Provider of drilling services to the
                                         oil and gas industries
MMC NETWORKS, INC.  3.5%
Developer and supplier of network        INTERMEDIA COMMUNICATIONS, INC.  1.6%
processing platforms                     Telecommunications services provider

RSA SECURITY, INC.  2.8%                 CONCORD EFS, INC.  1.5%
Provider of network and data             Provider of electronic transaction
security software                        services

ASPEN TECHNOLOGY, INC.  1.9%             DUPONT PHOTOMASKS, INC.  1.5%
Software supplier to manufacturing       Supplier of photomasks to semiconductor
industries                               manufacturers

SMARTFORCE PLC  1.8%                     EMULEX CORP.  1.4%
Provider of information technology (IT)  Provider of products that enhance
education software                       access to electronic data and
                                         applications

The portfolio is actively managed, and current holdings may be different.


PORTFOLIO OF INVESTMENTS -- August 31, 2000

Stocks - 94.6%
--------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                VALUE
--------------------------------------------------------------------------------------------------
U.S. Stocks - 91.9%
  Advertising - 0.1%
    24/7 Media, Inc.*                                                 136,896       $    1,976,436
--------------------------------------------------------------------------------------------------
  Airlines - 0.8%
    Atlas Air, Inc.*                                                  114,613       $    4,957,012
    Skywest, Inc.                                                     149,767            7,441,548
                                                                                    --------------
                                                                                    $   12,398,560
--------------------------------------------------------------------------------------------------
  Agricultural Products - 0.5%
    Delta and Pine Land Co.                                           327,600       $    8,005,725
--------------------------------------------------------------------------------------------------
  Business Machines - 1.8%
    Affiliated Computer Services, Inc., "A"*#                         423,859       $   19,735,934
    Texas Instruments, Inc.                                           153,013           10,242,308
                                                                                    --------------
                                                                                    $   29,978,242
--------------------------------------------------------------------------------------------------
  Business Services - 14.0%
    BISYS Group, Inc.*                                                223,936       $   16,865,180
    Braun Consulting, Inc.*                                           163,300            2,653,625
    Carbo Ceramics, Inc.                                              146,430            5,317,239
    Complete Business Solutions, Inc.*                                440,900            5,952,150
    Computer Horizons Corp.*                                          226,500            2,165,906
    Concord EFS, Inc.*                                                709,100           22,779,837
    Dendrite International, Inc.*                                     437,049           11,609,114
    Diamond Technology Partners, Inc., "A"*                            71,050            4,533,878
    EGL, Inc.*                                                        439,100           15,780,156
    eLoyalty Corp.*                                                 1,191,360           16,232,280
    Gartner Group, Inc., "A"*                                         260,100            3,446,325
    iGATE Capital Corp.*                                               73,535              535,427
    IMRglobal Corp.*                                                  917,300           10,892,937
    infoUSA, Inc.*                                                    600,665            3,716,615
    Meta Group, Inc.*                                                 168,649            2,445,411
    Mettler Toledo International, Inc.*                               145,700            6,893,431
    Modis Professional Services, Inc.*                                827,011            5,685,701
    National Data Corp.                                               589,746           17,323,789
    Navigant Consulting Co.*                                          960,600            3,842,400
    NCO Group, Inc.*                                                  443,300            7,702,338
    Nextera Enterprises, Inc.*                                         33,600              126,000
    NOVA Corp.*                                                     1,010,272           14,522,660
    Peregrine Systems, Inc.*                                          516,576           16,498,146
    Probusiness Services, Inc.*                                       231,700            5,097,400
    Radiant Systems, Inc.*                                            621,400           10,641,475
    S1 Corp.*                                                         367,841            6,414,227
    Spherion Corp.*                                                   344,200            4,237,963
    Technology Solutions Co.*                                         928,360            2,872,114
                                                                                    --------------
                                                                                    $  226,783,724
--------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.2%
    HNC Software, Inc.*                                               199,100       $   10,832,284
    Verity, Inc.*                                                     195,100            8,925,825
                                                                                    --------------
                                                                                    $   19,758,109
--------------------------------------------------------------------------------------------------
  Computer Software - Services - 7.3%
    Bottomline Technologies, Inc.*                                    289,800       $    9,183,038
    CheckFree Corp.*                                                  287,150           14,877,959
    Concord Communications, Inc.*                                     158,700            3,808,800
    ePresence, Inc.*                                                  501,700            3,762,750
    Hyperion Solutions Corp.*                                         418,600           13,238,225
    Internet Security Systems, Inc.*                                  104,900            8,496,900
    Lightspan, Inc.*                                                1,248,320            4,427,635
    Netegrity, Inc.*                                                  124,800           10,982,400
    RSA Security, Inc.*                                               740,535           43,737,848
    SeraNova, Inc.*                                                    87,612              750,178
    Tier Technologies, Inc.*                                          765,300            4,974,450
                                                                                    --------------
                                                                                    $  118,240,183
--------------------------------------------------------------------------------------------------
  Computer Software - Systems - 11.9%
    Acxiom Corp.*                                                     296,400       $    7,558,200
    Aspen Technology, Inc.*                                           632,513           29,056,066
    AVT Corp.*                                                        686,300            4,074,906
    Cambridge Technology Partners, Inc.*                              534,100            3,288,053
    Computer Network Technology Corp.*#                               606,900           12,138,000
    CSG Systems International, Inc.*                                  108,200            4,889,288
    Cysive, Inc.*                                                     401,400            3,336,638
    Exchange Applications, Inc.*                                      259,700            6,378,881
    JNI Corp.*                                                         71,103            4,772,789
    Mercator Software, Inc.*                                          524,642            8,197,531
    MMC Networks, Inc.*                                               444,900           54,194,381
    New Era of Networks, Inc.*                                        182,760            6,408,023
    Packeteer, Inc.*                                                  140,900            6,780,812
    Paradyne Networks, Inc.*                                          131,000            2,808,313
    Pinnacle Systems, Inc.*#                                          486,200            6,138,275
    RAVISENT Technologies, Inc.*                                      677,320            2,963,275
    StorageNetworks, Inc.*                                              2,480              251,720
    Synopsys, Inc.*                                                   316,100           11,715,456
    Transaction System Architects, Inc., "A"*                         614,376           11,289,159
    Wind River Systems, Inc.*                                         188,599            7,685,409
                                                                                    --------------
                                                                                    $  193,925,175
--------------------------------------------------------------------------------------------------
  Conglomerates - 0.4%
    Sodexho Marriott Services, Inc.                                   383,500       $    6,231,875
--------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.3%
    Sportsline USA, Inc.*                                             312,625       $    5,529,555
--------------------------------------------------------------------------------------------------
  Containers - 0.6%
    Ivex Packaging Corp.*                                             929,400       $   10,223,400
--------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.1%
    Capstone Turbine Corp.*                                            12,180       $    1,124,366
--------------------------------------------------------------------------------------------------
  Electronics - 7.3%
    Brooks Automation, Inc.*                                          136,800       $    7,566,750
    Cable Design Technologies Corp.*                                  314,343            8,487,261
    Credence Systems Corp.*                                           133,900            7,841,519
    DuPont Photomasks, Inc.*#                                         299,800           22,747,325
    GaSonics International Corp.*#                                    235,200            5,644,800
    Integrated Device Technology, Inc.*                               205,635           18,044,471
    Marvell Technology Group Ltd.*                                     10,000              713,750
    MKS Instruments, Inc.*                                            115,400            4,053,425
    Photronics, Inc.*                                                 422,555           12,386,143
    Sawtek, Inc.*                                                      58,800            2,965,725
    SIPEX Corp.*                                                      196,073            8,443,394
    Varian Semiconductor Equipment Associates, Inc.*                  171,700            9,808,362
    Veeco Instruments, Inc.*                                          114,800           10,288,950
                                                                                    --------------
                                                                                    $  118,991,875
--------------------------------------------------------------------------------------------------
  Energy - 0.8%
    Devon Energy Corp.                                                213,144       $   12,482,246
--------------------------------------------------------------------------------------------------
  Entertainment - 0.5%
    Emmis Broadcasting Corp., "A"*                                    116,300       $    3,816,094
    Spanish Broadcasting Systems, Inc.*                               396,325            3,988,020
                                                                                    --------------
                                                                                    $    7,804,114
--------------------------------------------------------------------------------------------------
  Financial Institutions - 0.5%
    Federated Investors, Inc., "A"                                    248,000       $    5,812,500
    Financial Federal Corp.*                                          111,400            2,367,250
                                                                                    --------------
                                                                                    $    8,179,750
--------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.2%
    Del Monte Foods Co.*                                              482,900       $    3,169,031
--------------------------------------------------------------------------------------------------
  Gaming and Hotels
    Station Casinos, Inc.*                                             18,241       $      262,214
--------------------------------------------------------------------------------------------------
  Healthcare - 4.8%
    Caremark Rx, Inc.*                                              6,908,190       $   67,786,614
    First Health Group Corp.*                                         309,200            9,604,525
                                                                                    --------------
                                                                                    $   77,391,139
--------------------------------------------------------------------------------------------------
  Insurance - 0.2%
    Inspire Insurance Solutions, Inc.*                              1,113,500       $    2,783,750
--------------------------------------------------------------------------------------------------
  Internet - 2.7%
    Digital Insight Corp.*                                            160,350       $    4,249,275
    Jupiter Communications, Inc.*                                     190,225            4,529,733
    L90, Inc.*                                                        152,870            1,175,188
    Lante Corp.*                                                       70,270              658,781
    Netopia, Inc.*                                                     42,000            1,538,250
    Onesource Information Services, Inc.*                             331,900            3,941,313
    Ticketmaster Online-Citysearch, Inc.*                             147,600            3,551,625
    VeriSign, Inc.*                                                   102,775           20,439,378
    Versata, Inc.*                                                    132,770            3,310,952
                                                                                    --------------
                                                                                    $   43,394,495
--------------------------------------------------------------------------------------------------
  Machinery - 0.4%
    Asyst Technologies, Inc.*                                         271,100       $    7,099,431
--------------------------------------------------------------------------------------------------
  Media - 0.1%
    Entravision Communications Corp.*                                  85,150       $    1,687,034
--------------------------------------------------------------------------------------------------
  Medical and Health Products - 1.7%
    Closure Med Corp.*                                                177,700       $    3,806,667
    CONMED Corp.*                                                     335,200            4,525,200
    Haemonetics Corp.*                                                398,318           10,032,635
    I-STAT Corp.*                                                     220,500            4,093,031
    ORATEC Interventions, Inc.*                                       141,410            5,028,893
                                                                                    --------------
                                                                                    $   27,486,426
--------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 8.8%
    Allos Therapeutics, Inc.*                                         180,830       $    2,124,753
    Arthrocare Corp.*                                                 259,400           11,543,300
    Cyberonics, Inc.*                                                 427,500            7,027,031
    Cytyc Corp.*                                                      345,792           16,122,552
    Express Scripts, Inc.*                                             44,300            3,153,606
    IDEXX Laboratories, Inc.*                                         639,511           16,707,225
    IDX Systems Corp.*                                                209,637            3,563,829
    Illumina, Inc.*                                                   163,528            7,317,878
    IMPATH, Inc.*                                                     390,800           14,044,375
    LifePoint Hospitals, Inc.*                                        306,500            9,233,312
    Lincare Holdings, Inc.*                                           279,400            7,124,700
    Martek Biosciences Corp.*##                                       110,752            2,491,920
    Omnicare, Inc.                                                    664,900            9,100,819
    Orthodontic Centers of America, Inc.*                             282,075            9,237,956
    Osteotech, Inc.*                                                  528,200            6,272,375
    Parexel International Corp.*                                      558,600            5,568,544
    Total Renal Care Holdings, Inc.*                                1,058,437            7,409,059
    V. I. Technologies, Inc.*                                         407,321            2,851,247
    VISX, Inc.*                                                        99,400            2,739,713
                                                                                    --------------
                                                                                    $  143,634,194
--------------------------------------------------------------------------------------------------
  Oil Services - 6.3%
    Cooper Cameron Corp.*                                             106,100       $    8,255,906
    Dril-Quip, Inc.*                                                   95,845            4,354,957
    Global Industries, Inc.*                                        1,651,575           20,541,464
    Input/Output, Inc.*                                               678,197            6,103,773
    Key Energy Services, Inc.*                                        461,600            4,789,100
    National Oilwell, Inc.*                                           214,685            7,446,886
    Noble Drilling Corp.*                                             545,400           26,451,900
    Trico Marine Services, Inc.*                                    1,162,863           16,861,514
    Weatherford International, Inc.*                                  161,200            7,566,325
                                                                                    --------------
                                                                                    $  102,371,825
--------------------------------------------------------------------------------------------------
  Oils - 3.8%
    EOG Resources, Inc.                                               249,300       $    9,535,725
    Grant Pride Co., Inc.*                                            160,700            3,776,450
    Houston Exploration Co.*                                          351,220            9,087,818
    Louis Dreyfus Natural Gas Corp.*                                  160,200            5,566,950
    Marine Drilling Companies, Inc.*                                  462,600           12,576,937
    Newfield Exploration Co.*                                         291,700           12,616,025
    Oceaneering International, Inc.*                                  537,200            9,367,425
                                                                                    --------------
                                                                                    $   62,527,330
--------------------------------------------------------------------------------------------------
  Printing and Publishing - 1.0%
    Information Holdings, Inc.*                                        50,000       $    1,606,250
    Scholastic Corp.*                                                 234,596           15,058,131
                                                                                    --------------
                                                                                    $   16,664,381
--------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.9%
    Papa John's International, Inc.*                                  349,087       $    7,898,094
    Sonic Corp.*                                                      215,186            7,020,443
                                                                                    --------------
                                                                                    $   14,918,537
--------------------------------------------------------------------------------------------------
  Retail - 0.3%
    PETCO Animal Supplies, Inc.*                                      254,749       $    5,349,729
--------------------------------------------------------------------------------------------------
  Special Products and Services - 0.9%
    Harmonic Lightwaves, Inc.*                                        153,600       $    5,145,600
    Sylvan Learning Systems, Inc.*                                    614,000            8,864,625
                                                                                    --------------
                                                                                    $   14,010,225
--------------------------------------------------------------------------------------------------
  Technology - 1.2%
    Galileo Technology Ltd.*                                          255,200       $    7,512,450
    Varian, Inc.*                                                     231,500           11,285,625
                                                                                    --------------
                                                                                    $   18,798,075
--------------------------------------------------------------------------------------------------
  Telecommunications - 10.5%
    Advanced Fibre Communications, Inc.*                              205,800       $   10,878,459
    Amdocs Ltd.*                                                      128,100            9,151,144
    ANTEC Corp.*                                                      225,100            8,117,669
    Aware, Inc.*                                                      163,400            7,322,363
    Cabletron Systems, Inc.*                                          481,300           18,018,669
    California Amplifier, Inc.*                                       137,900            5,757,325
    Carrier Access Corp.*                                              99,100            4,744,413
    Corvis Corp.*                                                      49,417            5,130,102
    Emulex Corp.*                                                     212,300           22,225,156
    Intergrated Telecom Express, Inc.*                                  7,920              248,985
    Intermedia Communications, Inc.*                                1,166,738           24,209,813
    MGC Communications, Inc.*                                         290,700            5,396,119
    Mpower Communications Corp.*                                        5,300              227,881
    Natural Microsystems Corp.*                                       207,800           15,494,088
    Peco II, Inc.*                                                      3,780              147,420
    Pinnacle Holdings, Inc.*                                          370,200           14,900,550
    Proxim, Inc.*#                                                    140,900            8,462,806
    Tekelec Co.*                                                      196,600            7,765,700
    Telaxis Communications Corp.*                                     192,730            2,915,041
                                                                                    --------------
                                                                                    $  171,113,703
--------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                   $1,494,294,854
--------------------------------------------------------------------------------------------------
Foreign Stocks - 2.7%
  Brazil - 0.1%
    Empresa Brasileira de Aeronautica S.A., ADR
      (Aerospace and Defense)*                                         62,490       $    1,706,758
--------------------------------------------------------------------------------------------------
  Canada - 0.4%
    Intertape Polymer Group, Inc. (Containers)                        371,200       $    5,962,400
--------------------------------------------------------------------------------------------------
  Ireland - 1.7%
    SmartForce PLC (Internet)*                                        530,141       $   27,567,332
--------------------------------------------------------------------------------------------------
  Israel - 0.5%
    Fundtech Ltd. (Computer Software - Systems)*#                     371,800       $    8,946,438
--------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                $   44,182,928
--------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,312,961,883)                                      $1,538,477,782
--------------------------------------------------------------------------------------------------
Convertible Preferred Stock - 0.3%
--------------------------------------------------------------------------------------------------
U.S. Stocks - 0.3%
  Business Services - 0.3%
    Sitara Networks Inc.## (Identified Cost,
      $4,841,585)                                                     743,715       $    4,841,585
--------------------------------------------------------------------------------------------------

Warrants
--------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                VALUE
--------------------------------------------------------------------------------------------------
U.S. Stocks
    Martek Biosciences Corp. (Medical and Health
      Technology and Services)*                                        33,226       $      747,585
--------------------------------------------------------------------------------------------------
Short-Term Obligations - 5.0%
--------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
--------------------------------------------------------------------------------------------------
    General Electric Capital Corp., due 9/01/00                  $     50,000       $   50,000,000
    Federal Home Loan Mortgage Discount Notes, due
      9/01/00                                                          27,100           27,100,000
    Federal National Mortgage Association Discount
      Notes, due 9/25/00                                                4,000            3,982,853
--------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                     $   81,082,853
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,398,886,321)                                 $1,625,149,805
--------------------------------------------------------------------------------------------------

Securities Sold Short (Equity) - (0.2)%
--------------------------------------------------------------------------------------------------
                                                                       SHARES
--------------------------------------------------------------------------------------------------
  Internet - (0.2)%
    Retek, Inc.* (Proceeds Received, $6,714,473)                      (96,460)      $   (3,321,841)
--------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - 0.3%                                                    4,321,080
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                 $1,626,149,044
--------------------------------------------------------------------------------------------------
 * Non-income producing security.
 # Security or a portion of the security was pledged to cover margin requirements for securities sold short. At the period end, the value of securities pledged amounted to $4,549,731.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
---------------------------------------------------------------------------------------
AUGUST 31, 2000
---------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,398,886,321)                $1,625,149,805
  Investments of cash collateral for securities loaned, at value
    (identified cost, $247,307,232)                                         247,307,232
  Cash                                                                           99,183
  Receivable for fund shares sold                                             6,026,854
  Receivable for investments sold                                            31,269,398
  Dividends and interest receivable                                              87,303
  Receivable from investment adviser                                            367,326
  Other assets                                                                      274
                                                                         --------------
      Total assets                                                       $1,910,307,375
                                                                         --------------
Liabilities:
  Securities sold short, at value (proceeds received, $6,714,473)        $    3,321,841
  Payable for investments purchased                                          31,012,680
  Payable for fund shares reacquired                                          2,276,803
  Collateral for securities loaned, at value                                247,307,232
  Payable to affiliates -
    Management fee                                                               39,524
    Distribution and service fee                                                 27,124
  Accrued expenses and other liabilities                                        173,127
                                                                         --------------
      Total liabilities                                                  $  284,158,331
                                                                         --------------
Net assets                                                               $1,626,149,044
                                                                         ==============
Net assets consist of:
  Paid-in capital                                                        $1,166,443,355
  Unrealized appreciation on investments and translation of assets
    and liabilities in foreign currencies                                   229,656,116
  Accumulated undistributed net realized gain on investments and
    foreign currency transactions                                           230,049,573
                                                                         --------------
      Total                                                              $1,626,149,044
                                                                         ==============
Shares of beneficial interest outstanding                                  65,338,134
                                                                           ==========
Class A shares:
  Net asset value per share
    (net assets of $904,142,344 / 36,158,466 shares of beneficial
     interest outstanding)                                                 $25.00
                                                                           ======
  Offering price per share (100 / 94.25 of net asset value per share)      $26.53
                                                                           ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $483,805,139 / 19,578,348 shares of beneficial
     interest outstanding)                                                 $24.71
                                                                           ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $202,890,757 / 8,203,230 shares of beneficial
     interest outstanding)                                                 $24.73
                                                                           ======
Class I shares:
  Net asset value, offering price, and redemption price per
    share (net assets of $35,310,804 / 1,398,090 shares of
    beneficial interest outstanding)                                       $25.26
                                                                           ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
--------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 2000
--------------------------------------------------------------------------

Net investment income (loss):
  Income -
    Interest                                                  $  2,830,391
    Income on securities loaned                                    515,506
    Dividends                                                      317,833
    Foreign taxes withheld                                          (7,071)
                                                              ------------
      Total investment income                                 $  3,656,659
                                                              ------------
  Expenses -
    Management fee                                            $  9,618,746
    Trustees' compensation                                          37,634
    Shareholder servicing agent fee                              1,068,704
    Distribution and service fee (Class A)                       1,942,438
    Distribution and service fee (Class B)                       3,478,579
    Distribution and service fee (Class C)                       1,469,740
    Administrative fee                                             159,892
    Custodian fee                                                  290,430
    Printing                                                        99,714
    Postage                                                        153,999
    Auditing fees                                                   31,242
    Legal fees                                                       5,829
    Miscellaneous                                                  894,187
                                                              ------------
      Total expenses                                           $19,251,134
    Fees paid indirectly                                          (135,833)
    Reimbursement of expenses to investment adviser                291,805
                                                              ------------
      Net expenses                                            $ 19,407,106
                                                              ------------
        Net investment loss                                   $(15,750,447)
                                                              ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                   $260,759,488
    Securities sold short                                       (2,021,831)
    Foreign currency transactions                                       64
                                                              ------------
        Net realized gain on investments and foreign
          currency transactions                               $258,737,721
                                                              ------------
  Change in unrealized appreciation -
    Investments                                               $188,486,801
    Securities sold short                                        3,392,632
                                                              ------------
        Net unrealized gain on investments                    $191,879,433
                                                              ------------
          Net realized and unrealized gain on investments
            and foreign currency                              $450,617,154
                                                              ------------
            Increase in net assets from operations            $434,866,707
                                                              ============

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                    2000                       1999
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                          $  (15,750,447)              $ (5,119,383)
  Net realized gain on investments and foreign currency
    transactions                                                  258,737,721                 15,706,643
  Net unrealized gain on investments and foreign currency
    translation                                                   191,879,433                 79,461,676
                                                               --------------               ------------
    Increase in net assets from operations                     $  434,866,707               $ 90,048,936
                                                               --------------               ------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                            $  (11,060,797)              $ (1,158,786)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                (6,873,757)                (1,050,387)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                (2,912,203)                  (311,497)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                  (462,408)                   (59,727)
                                                               --------------               ------------
      Total distributions declared to shareholders             $  (21,309,165)              $ (2,580,397)
                                                               --------------               ------------
Net increase in net assets from fund share transactions        $  704,927,319               $246,652,515
                                                               --------------               ------------
      Total increase in net assets                             $1,118,484,861               $334,121,054
Net assets:
  At beginning of period                                          507,664,183                173,543,129
                                                               --------------               ------------
At end of period (including accumulated net investment
  income of $0 and $0, respectively)                           $1,626,149,044               $507,664,183
                                                               ==============               ============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED AUGUST 31,          PERIOD ENDED
                                                       -------------------------------------------     AUGUST 31,
                                                              2000            1999            1998          1997*
-----------------------------------------------------------------------------------------------------------------
                                                         CLASS A
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $     14.59     $     10.65     $     13.07    $     10.00
                                                       -----------     -----------     -----------    -----------
Income (loss) from investment operations# -
  Net investment income (loss)(S)                      $     (0.26)    $     (0.16)    $     (0.11)   $      0.98
  Net realized and unrealized gain (loss) on
    investments and foreign currency                         11.28            4.24           (0.36)          2.09
                                                       -----------     -----------     -----------    -----------
    Total from investment operations                   $     11.02     $      4.08     $     (0.47)   $      3.07
                                                       -----------     -----------     -----------    -----------
Less distributions declared to shareholders -
  From net investment income                           $      --       $      --       $     (0.72)   $      --
  From net realized gain on investments and foreign
    currency transactions                                    (0.61)          (0.14)          (1.23)          --
                                                       -----------     -----------     -----------    -----------
    Total distributions declared to shareholders       $     (0.61)    $     (0.14)    $     (1.95)   $      --
                                                       -----------     -----------     -----------    -----------
Net asset value - end of period                        $     25.00     $     14.59     $     10.65    $     13.07
                                                       ===========     ===========     ===========    ===========
Total return(+)                                              76.63%          38.44%          (4.88)%        30.70%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                  1.53%           1.51%           1.53%          1.54%+
  Net investment income (loss)                               (1.17)%         (1.13)%         (0.82)%        12.41%+
Portfolio turnover                                             103%            104%            196%           887%
Net assets at end of period (000 Omitted)              $   904,142     $   248,710     $    63,740    $       536

(S) Subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.25% of average daily net assets, effective November 1, 1997, through December 31, 1999, and 0.30% through August 31, 2000. Prior to
    November 1, 1997, subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund at not more than 1.50% of the fund's average daily net assets, and the investment adviser, distributor and shareholder servicing agent did not impose any of their fees. To the extent actual expenses were over/under these limitations and the waivers had not been in place for the periods indicated, the net investment income (loss) per share and the ratios would have been:

    Net investment income (loss)                       $     (0.26)    $     (0.17)    $     (0.12)   $      0.89
    Ratios (to average net assets):
      Expenses##                                              1.51%           1.57%           1.63%          3.10%+
      Net investment income (loss)                           (1.15)%         (1.19)%         (0.92)%        10.81%+

  * For the period from the commencement of the fund's investment operations, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------
                                                            YEAR ENDED AUGUST 31,                  PERIOD ENDED
                                                      ----------------------------------             AUGUST 31,
                                                              2000                  1999                  1998*
---------------------------------------------------------------------------------------------------------------
                                                           CLASS B
---------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                       $14.46                $10.60                 $11.80
                                                            ------                ------                 ------
Income (loss) from investment operations# -
  Net investment loss(S)                                    $(0.39)               $(0.24)                $(0.17)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                         11.17                  4.21                  (1.03)
                                                            ------                ------                 ------
    Total from investment operations                        $10.78                $ 3.97                 $(1.20)
                                                            ------                ------                 ------
Less distributions declared to shareholders from
  net realized gain on investments and foreign
  currency transactions                                     $(0.53)               $(0.11)                $ --
                                                            ------                ------                 ------
Net asset value - end of period                             $24.71                $14.46                 $10.60
                                                            ======                ======                 ======
Total return                                                 75.50%                37.56%                (10.17)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                  2.18%                 2.16%                  2.18%+
  Net investment loss                                        (1.81)%               (1.76)%                (1.49)%+
Portfolio turnover                                             103%                  104%                   196%
Net assets at end of period (000 Omitted)                 $483,805              $174,488                $82,032

(S) Subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.30% of average daily net assets from January 1, 2000, through August 31, 2000. Prior to January 1, 2000, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.25% average daily net assets. To the extent actual expenses were over/under these limitations, the net investment loss per share and the ratios would have been:

     Net investment loss                                    $(0.39)               $(0.25)                $(0.18)
     Ratios (to average net assets):
       Expenses##                                             2.16%                 2.22%                  2.28%+
       Net investment loss                                   (1.79)%               (1.82)%                (1.59)%+

  * For the period from the inception of Class B shares, November 3, 1997, through August 31, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------
                                                            YEAR ENDED AUGUST 31,                  PERIOD ENDED
                                                      ----------------------------------             AUGUST 31,
                                                              2000                  1999                  1998*
---------------------------------------------------------------------------------------------------------------
                                                           CLASS C
---------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                       $14.47                $10.61                 $11.80
                                                            ------                ------                 ------
Income (loss) from investment operations# -
  Net investment loss(S)                                    $(0.39)               $(0.24)                $(0.17)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                         11.18                  4.21                  (1.02)
                                                            ------                ------                 ------
    Total from investment operations                        $10.79                $ 3.97                 $(1.19)
                                                            ------                ------                 ------
Less distributions declared to shareholders from
  net realized gain on investments and foreign
  currency transactions                                     $(0.53)               $(0.11)                $ --
                                                            ------                ------                 ------
Net asset value - end of period                             $24.73                $14.47                 $10.61
                                                            ======                ======                 ======
Total return                                                 75.57%                37.53%                (10.08)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                  2.18%                 2.16%                  2.18%+
  Net investment loss                                        (1.79)%               (1.78)%                (1.51)%+
Portfolio turnover                                             103%                  104%                   196%
Net assets at end of period (000 Omitted)                 $202,891               $74,493                $24,450

(S) Subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.30% of average daily net assets from January 1, 2000, through August 31, 2000. Prior to January 1, 2000, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.25% average daily net assets. To the extent actual expenses were over/under these limitations, the net investment loss per share and the ratios would have been:

     Net investment loss                                    $(0.39)               $(0.25)                $(0.17)
     Ratios (to average net assets):
       Expenses##                                             2.16%                 2.22%                  2.28%+
       Net investment loss                                   (1.77)%               (1.84)%                (1.61)%+

  * For the period from the inception of Class C shares, November 3, 1997, through August 31, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------

                                                        YEAR ENDED AUGUST 31,         PERIOD ENDED
                                                       -----------------------------    AUGUST 31,
                                                          2000       1999       1998         1997*
-------------------------------------------------------------------------------------------------
                                                       CLASS I
-------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $ 14.71     $10.70     $13.08       $10.00
                                                       -------     ------     ------       ------
Income (loss) from investment operations# -
  Net investment income (loss)(S)                      $ (0.18)    $(0.11)    $(0.03)      $ 1.01
  Net realized and unrealized gain (loss) on
    investments and foreign currency                     11.37       4.27      (0.40)        2.07
                                                       -------     ------     ------       ------
    Total from investment operations                   $ 11.19     $ 4.16     $(0.43)      $ 3.08
                                                       -------     ------     ------       ------
Less distributions declared to shareholders -
  From net investment income                           $  --       $ --       $(0.72)      $ --
  From net realized gain on investments
    and foreign currency transactions                    (0.64)     (0.15)     (1.23)        --
                                                       -------     ------     ------       ------
    Total distributions declared to shareholders       $ (0.64)    $(0.15)    $(1.95)      $ --
                                                       -------     ------     ------       ------
Net asset value - end of period                        $ 25.26     $14.71     $10.70       $13.08
                                                       =======     ======     ======       ======
Total return                                             77.22%     39.06%     (4.50)%      30.80%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                              1.18%      1.16%      1.18%        1.54%+
  Net investment income (loss)                           (0.83)%    (0.77)%    (0.21)%      12.65%+
Portfolio turnover                                         103%       104%       196%         887%
Net assets at end of period (000 Omitted)              $35,311     $9,973     $3,321       $1,494

(S) Subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.25% of average daily net assets, effective November 1, 1997, through December 31, 1999, and 0.30% through August 31, 2000. Prior to
    November 1, 1997, subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund at not more than 1.50% of the fund's average daily net assets, and the investment adviser, distributor and shareholder servicing agent did not impose any of their fees. To the extent actual expenses were over/under these limitations and the waivers had not been in place for the periods indicated, the net investment income (loss) per share and the ratios would have been:

    Net investment income (loss)                        $(0.18)    $(0.12)    $(0.03)      $ 0.92
    Ratios (to average net assets):
      Expenses##                                          1.16       1.22%      1.28%        2.52%+
      Net investment income (loss)                       (0.81)%    (0.83)%    (0.31)%      11.63%+

  * For the period from the commencement of the fund's investment operations, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS New Discovery Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provide the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At August 31, 2000, the value of securities loaned was $234,454,750. These loans were collateralized by cash of $247,307,232 which was invested in the following short-term obligations:
                                                                AMORTIZED COST
                                                        SHARES       AND VALUE
------------------------------------------------------------------------------
Navigator Securities lending Prime Portfolio       247,307,232    $247,307,232

Short Sales - The fund may enter into short sales. A short sale transaction involves selling a security which the fund does not own with the intent of purchasing it later at a lower price. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the fund may be required to pay in connection with a short sale. Whenever the fund engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended August 31, 2000, $15,750,325 and $122 were reclassified to accumulated undistributed net investment income from accumulated undistributed net realized gain on investments and foreign currency transactions and paid-in capital, respectively, due to differences between book and tax accounting for foreign currency transactions and net investment loss. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.90% of the fund's average daily net assets.

The fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.30% of average daily net assets. Prior to January 1, 2000, the expense reimbursement fee was 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the funds actual expenses, the excess will be applied to amounts paid by MFS in prior years. As of August 31, 2000, the fund fully reimbursed all of the expenses paid by MFS.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. The Trustees are currently not receiving any payments for their services to the fund.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $441,077 for the year August 31, 2000, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $26,066 for the year ended August 31, 2000. Fees incurred under the distribution plan during the year ended August 31, 2000, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $930 and $854 for Class B and Class C shares, respectively, for the year ended August 31, 2000. Fees incurred under the distribution plan during the year ended August 31, 2000, were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 2000, were $14,389, $317,533, and $35,565 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $1,629,173,378 and $1,041,020,089, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $1,406,816,533
                                                               --------------
Gross unrealized appreciation                                  $  410,741,418
Gross unrealized depreciation                                    (192,408,146)
                                                               --------------
    Net unrealized appreciation                                $  218,333,272
                                                               ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                         YEAR ENDED AUGUST 31, 2000        YEAR ENDED AUGUST 31, 1999
                                     ------------------------------    ------------------------------
                                         SHARES              AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold                             32,798,043    $ 743,089,648       21,929,599    $ 298,839,798
Shares issued to shareholders
  in reinvestment of distributions         426,165        8,379,523           83,708        1,083,406
Shares reacquired                      (14,110,222)    (307,360,405)     (10,951,616)    (153,369,534)
                                     -------------    -------------    -------------    -------------
    Net increase                        19,113,986    $ 444,108,766       11,061,691    $ 146,553,670
                                     =============    =============    =============    =============

Class B shares
                                         YEAR ENDED AUGUST 31, 2000        YEAR ENDED AUGUST 31, 1999
                                     ------------------------------    ------------------------------
                                         SHARES              AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold                             10,612,520    $ 240,760,930        7,912,588    $ 104,420,557
Shares issued to shareholders
  in reinvestment of distributions         312,443        6,102,584           72,888          939,522
Shares reacquired                       (3,414,926)     (73,305,260)      (3,659,525)     (48,606,010)
                                     -------------    -------------    -------------    -------------
    Net increase                         7,510,037    $ 173,558,254        4,325,951    $  56,754,069
                                     =============    =============    =============    =============

Class C shares
                                         YEAR ENDED AUGUST 31, 2000        YEAR ENDED AUGUST 31, 1999
                                     ------------------------------    ------------------------------
                                         SHARES              AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold                              4,888,796    $ 109,771,237        4,058,416    $  54,988,585
Shares issued to shareholders
  in reinvestment of distributions         115,607        2,258,991           17,675          228,190
Shares reacquired                       (1,948,365)     (41,940,325)      (1,234,357)     (16,797,230)
                                     -------------    -------------    -------------    -------------
    Net increase                         3,056,038    $  70,089,903        2,841,734    $  38,419,545
                                     =============    =============    =============    =============

Class I shares
                                         YEAR ENDED AUGUST 31, 2000        YEAR ENDED AUGUST 31, 1999
                                     ------------------------------    ------------------------------
                                         SHARES              AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold                              1,713,592    $  40,387,746          475,891    $   6,403,650
Shares issued to shareholders
  in reinvestment of distributions          23,330          462,405            4,587           59,727
Shares reacquired                       (1,016,838)     (23,679,755)        (112,721)      (1,538,146)
                                     -------------    -------------    -------------    -------------
    Net increase                           720,084    $  17,170,396          367,757    $   4,925,231
                                     =============    =============    =============    =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended August 31, 2000, was $10,459. The fund had no significant borrowings during the year.

REPORT OF ERNST & YOUNG, INDEPENDENT AUDITORS

To the Trustees of the MFS Series Trust I and the Shareholders of MFS New Discovery Fund:

We have audited the accompanying statement of assets and liabilities of MFS New Discovery Fund (the fund), including the schedule of portfolio investments, as of August 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period from January 2, 1997 (commencement of operations) to August 31, 1997. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at August 31, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS New Discovery Fund at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period from January 2, 1997 (commencement of operations) to August 31, 1997, in conformity with accounting principles generally accepted in the United States.

                                         ERNST & YOUNG LLP
Boston, Massachusetts
October 9, 1999

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

IN JANUARY 2001, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2000.

THE FUND HAS DESIGNATED $25,487 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED AUGUST 31, 2000.

FOR THE YEAR ENDED AUGUST 31, 2000, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS CAME TO 0.79%.

MFS(R) NEW DISCOVERY FUND

TRUSTEES                                              ASSISTANT TREASURERS
Marshall N. Cohan+ - Private Investor                 Mark E. Bradley*
                                                      Robert R. Flaherty*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac            Laura F. Healy*
Surgery, Brigham and Women's Hospital;                Ellen Moynihan*
Professor of Surgery, Harvard Medical School
                                                      SECRETARY
The Hon. Sir J. David Gibbons, KBE+ - Chief           Stephen E. Cavan*
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Colonial Insurance Company, Ltd.            ASSISTANT SECRETARY
                                                      James R. Bordewick, Jr.*
Abby M. O'Neill+ - Private Investor
                                                      CUSTODIAN
Walter E. Robb, III+ - President and Treasurer,       State Street Bank and Trust Company
Benchmark Advisors, Inc. (corporate financial
consultants); President, Benchmark Consulting         AUDITORS
Group, Inc. (office services)                         Ernst & Young LLP

Arnold D. Scott* - Senior Executive                   INVESTOR INFORMATION
Vice President, Director, and Secretary,              For information on MFS mutual funds, call
MFS Investment Management                             your investment professional or, for an
                                                      information kit, call toll free: 1-800-637-2929
Jeffrey L. Shames* - Chairman and Chief               any business day from 9 a.m. to 5 p.m.
Executive Officer, MFS Investment                     Eastern time (or leave a message anytime).
Management
                                                      INVESTOR SERVICE
J. Dale Sherratt+ - President, Insight Resources,     MFS Service Center, Inc.
Inc. (acquisition planning specialists)               P.O. Box 2281
                                                      Boston, MA 02107-9906
Ward Smith+ - Former Chairman (until 1994),
NACCO Industries (holding company)                    For general information, call toll free:
                                                      1-800-225-2606 any business day from
INVESTMENT ADVISER                                    8 a.m. to 8 p.m. Eastern time.
Massachusetts Financial Services Company
500 Boylston Street                                   For service to speech- or hearing-impaired,
Boston, MA 02116-3741                                 call toll free: 1-800-637-6576 any business day
                                                      from 9 a.m. to 5 p.m. Eastern time. (To use
DISTRIBUTOR                                           this service, your phone must be equipped with
MFS Fund Distributors, Inc.                           a Telecommunications Device for the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                                 For share prices, account balances,
                                                      exchanges, or stock and bond
CHAIRMAN AND PRESIDENT                                outlooks, call toll free:
Jeffrey L. Shames*                                    1-800-MFS-TALK (1-800-637-8255)
                                                      anytime from a touch-tone
PORTFOLIO MANAGER                                     telephone.
Brian E. Stack*
                                                      WORLD WIDE WEB
TREASURER                                             www.mfs.com
James O. Yost*

+ Independent Trustee
* MFS Investment Management

                                                                    ------------
MFS(R) NEW DISCOVERY FUND                                             BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741



(c)2000 MFS Investment Management.(R)

MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                MND-2 10/00 162M 97/297/397/897